UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2017
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Oaktree Capital Group, LLC
(Exact name of registrant as specified in its charter)
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Delaware	001-35500	26-0174894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, California		90071
(Address of principal executive offices)		(Zip Code)
(213) 830-6300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations.
On April 27, 2017, Oaktree Capital Group, LLC (the “Company” or “Oaktree”) issued a press release announcing its financial results for the first quarter ended March 31, 2017. A copy of the press release is attached as Exhibit 99.1.
The information in this Item 2.02 and the attached press release is “furnished” but not “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of April 26, 2017, Oaktree’s board of directors has approved the extension of the term of the employment agreement of Jay S. Wintrob, Oaktree’s Chief Executive Officer, to March 31, 2022 in recognition of Mr. Wintrob’s performance to date. In conjunction with this extension, the board of directors approved certain adjustments to the compensation arrangements of Mr. Wintrob by awarding him 225,000 limited partnership units vesting pro-rata over ten years (the “Granted OCGH Units”) in Oaktree Capital Group Holdings, L.P. (“OCGH”) in accordance with the terms of Oaktree’s 2011 Equity Incentive Plan and expanding his profit sharing arrangement to include a share of the net incentive income from certain funds that had their final close before Mr. Wintrob joined Oaktree (“pre-employment funds”). The incremental amounts Mr. Wintrob receives as a result of these changes will reduce the amount Mr. Wintrob would be entitled to, if any, with respect to his equity value units (“EVUs”) in OCGH. The board of directors believes these modifications more fully align Mr. Wintrob’s interests with Oaktree’s Class A unitholders and provide him with compensation that is competitive with the range of compensation paid to other CEOs (or executives serving in a similar capacity) in the asset management industry. The material terms of the new compensation arrangements are summarized below.
Employment Agreement Amendment
On April 26, 2017, the Company, Oaktree Capital Management, L.P. and Mr. Wintrob entered into a second amended and restated employment agreement, which extended the term of the agreement through March 31, 2022. Under the amended agreement, beginning in 2017, Mr. Wintrob’s profit sharing payments will now be calculated to include a portion of the net incentive income on pre-employment funds. For 2017-2019, the payments will be calculated taking into account 75% of the net incentive income earned by Oaktree that is derived from such funds, and for 2020 or later, such percentage will change to 50%. In addition, the amended agreement provides that Mr. Wintrob will now receive his quarterly profit sharing payments in arrears, rather than in advance, and that the value of the portion of such payments (if any) paid in Class A units will be determined based on the average daily closing price of the Class A units for the period commencing 20 trading days before the date such Class A units are issued (or such other period that Oaktree selects as applied consistently to other employees).
The employment agreement has also been modified to provide that if, after December 31, 2019, Mr. Wintrob’s employment is terminated by the Company without cause or by Mr. Wintrob for good reason (as such terms are defined in the agreement), Mr. Wintrob will receive a quarterly cash payment in each of the four fiscal quarters that follow the fiscal quarter in which he is terminated. Each payment will be 25% of the aggregate profit sharing payments he earned for the four full fiscal quarters that preceded his termination.
Equity Value Unit Amendment
On April 26, 2017, the Company and Mr. Wintrob entered into a second amended and restated grant agreement under Oaktree’s 2011 Equity Incentive Plan, which amended Mr. Wintrob’s existing EVU award. The amended agreement reduces the value received under the EVUs by (i) distributions on such Granted OCGH Units, (ii) the value of the portion of Mr. Wintrob’s profit sharing payments attributable to the net incentive income received from the pre-employment funds, and (iii) the full value of the Granted OCGH Units, calculated assuming the value per OCGH unit is the average daily closing price of a Class A unit over the 20 trading day period preceding the grant date of the Granted OCGH Units. To the extent that the reduction relates to the value of any Granted OCGH Units that are unvested at the time of the reduction, such Granted OCGH Units will vest at that time.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release of Oaktree Capital Group, LLC, dated April 27, 2017.
Forward-Looking Statements
This Current Report contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, which reflect the current views of the Company with respect to, among other things, its future results of operations and financial performance. In some cases, you can identify forward-looking statements by words such as “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “seek,” “should,” “will” and “would” or the negative version of these words or other comparable or similar words. These statements identify prospective information. Important factors could cause actual results to differ, possibly materially, from those indicated in these statements. Forward-looking statements are based on the Company’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to the Company. Such forward-looking statements are subject to risks and uncertainties and assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity, including, but not limited to, changes in the Company’s anticipated revenue and income, which are inherently volatile; changes in the value of the Company’s investments; the pace of the Company’s raising of new funds; changes in assets under management; the timing and receipt of, and impact of taxes on, carried interest; distributions from and liquidation of the Company’s existing funds; the amount and timing of distributions on the Company’s Class A units; changes in the Company’s operating or other expenses; the degree to which the Company encounters competition; and general political, economic and market conditions. The factors listed in the item captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 1, 2017, which is accessible on the SEC’s website at www.sec.gov, provide examples of risks, uncertainties and events that may cause the Company’s actual results to differ materially from the expectations described in its forward-looking statements.
Forward-looking statements speak only as of the date of this Current Report. Except as required by law, the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2017	OAKTREE CAPITAL GROUP, LLC

	By:	/s/ Daniel D. Levin
Name: Daniel D. Levin
Title: Chief Financial Officer

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